STEIN ROE MIDCAP GROWTH FUND
                                  (the "Fund")

                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 2000

                    Replacing Supplement dated July 14, 2000
                            ------------------------


Effective July 14, 2000, the Stein Roe Midcap Growth Fund changed its name to Liberty Midcap Growth Fund.

As of July 14, 2000, the current shares of the Fund will be redesignated Stein Roe Midcap Growth Fund Class S. Like the existing shares from which they are being converted, these Class S shares are no-load shares carrying no sales charge or 12b-1 fee.

As of the close of business on July 24, 2000, the shares of the Fund to be designated Stein Roe Midcap Growth Fund Class S shares will no longer be available for purchase by new investors except for purchases by eligible investors as described below.

If you are already a shareholder of the Fund, you may continue to purchase additional Stein Roe Midcap Growth Fund Class S shares of the Fund for your account or you may open another Stein Roe Midcap Growth Fund Class S share account with the Fund.

In addition, you may open a new Stein Roe Midcap Growth Fund Class S shares account if:

o as of July 24, 2000 you are a shareholder of any other Stein Roe Fund, having purchased shares directly from Stein Roe, and you are opening a new account by exchange or by dividend reinvestment as described in the prospectus;

o you are a client of the Fund's investment adviser, Stein Roe & Farnham Incorporated;

o you purchase shares (i) under an asset allocation program sponsored by a financial advisor, broker-dealer, bank, trust company or other intermediary or (ii) from certain financial advisors who charge a fee for services and who, as of July 24, 2000 held shares of the Fund for its clients; or

o you purchase shares for an employee benefit plan whose records are maintained by a trust company or plan administrator under an investment program that included the Fund on July 24, 2000.

If you have questions about your eligibility to purchase shares of the Fund, please call 800-338-2550.


In addition, the paragraph and table under the heading "AVERAGE ANNUAL TOTAL RETURNS" on page 41 is replaced with the following:


         Average Annual Total Returns

         Average annual total returns measure the Fund's performance over time. We compare the Fund's returns with returns for the S&P Midcap 400 Index. We show returns for calendar years to be consistent with the way other mutual funds report performance in their prospectuses. This provides an indication of the risks of investing in the Fund.


                                  Periods ending December 31, 1999
                                   .........................................
                                                                 Since Inception
                                                 1 yr            (June 30, 1997)
-------------------------------------- -------------------- --------------------
Midcap Growth Fund                          42.73%              26.57%
S&P Midcap 400 Index*                       14.72%               20.67%

             *The S&P Midcap 400 Index is a group of stocks that differs from the Fund's composition; it is not available for direct investment.






Job code                                    August  11, 2000









August 11, 2000


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


Liberty-Stein Roe Funds Investment Trust
Stein Roe Midcap Growth Fund
File Nos. 811-4978 and 33-11351


Ladies and Gentlemen:

Pursuant to the requirements of Rule 497(e), submitted for filing via EDGAR is a prospectus supplement dated August 11 ,2000, which is now being used in connection with the public offering and sale of shares of the Fund. Please be advised that the Fund's Statement of Additional Information and Annual Report (each of which was filed via EDGAR) have not been revised since the date of the last filing.

Sincerely,

Liberty-Stein Roe Funds Investment Trust

/s/Vincent Pietropaolo
Vincent Pietropaolo
Assistant Secretary

Enclosures